                                  EXHIBIT 24.1

                                POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Sissel Eckenhausen and ___________, and each of them, with full power to act alone without the other, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-4 relating to the registration of Common Stock to be issued by Registrant in connection with the Merger of AmazeScape with and into a wholly-owned subsidiary of the Registrant and any and all amendments (including post-effective amendments and other amendments thereto) to such Registration Statement(s) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing as he or she could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: February 4, 2000                     /s/ Geraldine Magalnick
                                            --------------------------
                                                Geraldine Magalnick
Witness:
       ----------------------

                                  EXHIBIT 24.1

                                POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Sissel Eckenhausen and ______________, and each of them, with full power to act alone without the other, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-4 relating to the registration of Common Stock to be issued by Registrant in connection with the Merger of AmazeScape with and into a wholly-owned subsidiary of the Registrant and any and all amendments (including post-effective amendments and other amendments thereto) to such Registration Statement(s) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing as he or she could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: February 4, 2000                     /s/ Gary Wolf
                                          ----------------------
                                                Gary Wolf
Witness:
        ----------------------

                                  EXHIBIT 24.1

                                POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Sissel Eckenhausen and ________________, and each of them, with full power to act alone without the other, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-4 relating to the registration of Common Stock to be issued by Registrant in connection with the Merger of AmazeScape with and into a wholly-owned subsidiary of the Registrant and any and all amendments (including post-effective amendments and other amendments thereto) to such Registration Statement(s) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing as he or she could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: February 4, 2000                     /s/ John Gerber
                                           ---------------------------
                                                John Gerber
Witness:
       ---------------------------

                                  EXHIBIT 24.1

                                POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Sissel Eckenhausen and _____________, and each of them, with full power to act alone without the other, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-4 relating to the registration of Common Stock to be issued by Registrant in connection with the Merger of AmazeScape with and into a wholly-owned subsidiary of the Registrant and any and all amendments (including post-effective amendments and other amendments thereto) to such Registration Statement(s) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing as he or she could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: February 4, 2000                     /s/ William Nandor
                                            -----------------------
                                                William Nandor
Witness:
        -------------------